EXHIBIT 10.1
EXECUTION COPY
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT,
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT AND AMENDED AND
RESTATED SUBSIDIARY GUARANTY (DOMESTIC)
This FIRST AMENDMENT, dated as of April 4, 2011 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT AND AMENDED AND RESTATED SUBSIDIARY GUARANTY (DOMESTIC) (this “Amendment”), is entered into by and among FERRO CORPORATION, an Ohio corporation (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto, the several banks and other financial institutions or entities listed on the signature pages hereto as Lenders, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Security Agreement and the Guaranty (each as defined below), as applicable.
WITNESSETH:
WHEREAS, the Company, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Issuer and the Syndication Agents have entered into the Third Amended and Restated Credit Agreement, dated as of August 24, 2010 (as amended, restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Grantors and the Collateral Agent have entered into the Amended and Restated Pledge and Security Agreement, dated as of August 24, 2010 (as amended, restated, supplemented, waived or otherwise modified prior to the date hereof, the “Security Agreement”);
WHEREAS, the Guarantors and the Collateral Agent have entered into the Amended and Restated Subsidiary Guaranty (Domestic) dated as of August 24, 2010 (as amended, restated, supplemented, waived or otherwise modified prior to the date hereof, the “Guaranty”);
WHEREAS, the Company has requested that the Credit Agreement, the Security Agreement and the Guaranty be amended as more fully set forth herein; and
WHEREAS, the Lenders signing below, constituting at least the Required Lenders, are willing to amend the Credit Agreement and to authorize and direct the Administrative Agent and the Collateral Agent to amend the Security Agreement and the Guaranty on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree and covenant as follows:
SECTION 1. Amendments.
(a) Section 1.1 of the Credit Agreement shall be amended by amending and restating the definition of “Cash Management Obligations” as follows:
“Cash Management Obligations” means (a) obligations owed by the Company or any Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services and which has been designated by such Cash Management Bank and the Company, by notice to the Administrative Agent and the Collateral Agent not later than 90 days after such Cash Management Bank begins providing such Cash Management Services, as Cash Management Obligations or (b) obligations in respect of Indebtedness of the type described in Section 7.2.2(h) owed to any Person that at the time such Indebtedness was entered into was the Administrative Agent, the Collateral Agent, a Joint Lead Arranger, a Joint Bookrunner, a Lender or any Affiliate of any of the foregoing, and which has been designated by such Person and the Company, by notice to the Administrative Agent and the Collateral Agent not later than 90 days after the execution and delivery of the agreement evidencing such Indebtedness, as Cash Management Obligations; provided that in the case of both clauses (a) and (b) hereof, the designation of any obligations as Cash Management Obligations shall not create in favor of any Cash Management Bank or such Person described in clause (b) any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Agreement or any other Loan Document. Notwithstanding any failure by the applicable Person and the Company to deliver notice to the Administrative Agent and the Collateral, as of the First Amendment Effective Date (as defined in the First Amendment dated as of April 4, 2011 to this Agreement), (i) the Persons set forth on Schedule A to such First Amendment shall be deemed to be Cash Management Banks providing Cash Management Services constituting “Cash Management Obligations” and (ii) the obligations in respect of the agreements set forth on Schedule B to such First Amendment shall be deemed to constitute “Cash Management Obligations”.
(b) Section 1.1 of each of the Security Agreement and the Guaranty shall be amended by: amending and restating the definition of “Cash Management Obligations” as follows:
“Cash Management Obligations” means (a) obligations owed by the Company or any Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services and which has been designated by such Cash Management Bank and the Company, by notice to the Administrative Agent and the Collateral Agent not later than 90 days after such Cash Management Bank begins providing such Cash Management Services, as Cash Management Obligations or (b) obligations in respect of Indebtedness of the type described in Section 7.2.2(h) of the Credit Agreement owed to any Person that at the time such Indebtedness was entered into was the Administrative Agent, the Collateral Agent, a Joint Lead Arranger, a Joint Bookrunner, a Lender or any Affiliate of any of the foregoing, and which has been designated by such Person and the Company, by notice to the Administrative Agent and the Collateral Agent not later than 90 days after the execution and delivery of the agreement evidencing such Indebtedness, as Cash Management Obligations; provided that in the case of both clauses (a) and (b) hereof, the designation of any obligations as Cash Management Obligations shall not create in favor of any Cash Management Bank or such Person described in clause (b) any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Agreement or any other Loan Document. Notwithstanding any failure by the applicable Person and the Company to deliver notice to the Administrative Agent and the Collateral, as of the First Amendment Effective Date (as defined in the First Amendment dated as of April 4, 2011 to the Credit Agreement), (i) the Persons set forth on Schedule A to such First Amendment shall be deemed to be Cash Management Banks providing Cash Management Services constituting “Cash Management Obligations” and (ii) the obligations in respect of the agreements set forth on Schedule B to such First Amendment shall be deemed to constitute “Cash Management Obligations”.

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SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “First Amendment Effective Date”):
(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company, (ii) the Grantors, (iii) the Guarantors, (iv) the Administrative Agent, (v) the Collateral Agent and (vi) the Required Lenders.
(b) The Company shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent and its Affiliates as of such date, except that the Company shall pay the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent, within seven days following receipt of an invoice therefor and such payment shall not constitute a condition to the occurrence of the First Amendment Effective Date.
(c) The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date, duly executed and delivered by an Authorized Officer of the Company, as to the matters described in Section 3(a)(ii) and Section 3(a)(iii) of this Amendment.
SECTION 3. Miscellaneous.
(a) Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company, the Grantors and the Guarantors represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the First Amendment Effective Date:
(i) This Amendment has been duly authorized, executed and delivered by the Company, the Grantors and the Guarantors, and this Amendment, the Credit Agreement, the Security Agreement and the Guaranty (in each case after giving effect to this Amendment) constitute the Company’s, each Grantor’s and each Guarantor’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(ii) The representations and warranties set forth in the Credit Agreement and each other Loan Document are, in each case after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date;
(iii) No Default has occurred and is continuing; and
(iv) The execution, delivery and performance by the Company, each Grantor and each Guarantor of this Amendment do not (x) contravene any (A) such Person’s Organic Documents, (B) court decree or order binding on or affecting any such Person or (C) law or governmental regulation binding on or affecting any such Person or (y) result in (A) or require the creation or imposition of, any Lien on any such Person’s properties (except as permitted by the Credit Agreement) or (B) a default under any contractual restriction binding on or affecting any such Person.

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(b) Affirmation and Consent. The Company, each Grantor and each Guarantor hereby reaffirms, as of the First Amendment Effective Date, (i) the covenants and agreements made by such Person contained in each Loan Document to which it is a party, (ii) with respect to each Guarantor, its guarantee of payment of the Guaranteed Obligations pursuant to the Guaranty, and (iii) with respect to each Grantor party to the Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Secured Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by this Amendment.
(c) Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
(d) Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.
(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(f) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or pdf or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(h) Full Force and Effect; Limited Amendment.
(i) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agents or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company, the Grantors and the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(ii) The parties hereto acknowledge and agree that (i) this Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.
(i) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(j) Post-Closing Obligations. The Company shall complete and deliver Schedule A and Schedule B to this Amendment to the Administrative Agent and the Collateral Agent within 30 days after the First Amendment Effective Date.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

FERRO CORPORATION
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

FERRO ELECTRONIC MATERIALS INC.
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

FERRO PFANSTIEHL LABORATORIES, INC.
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

FERRO INTERNATIONAL SERVICES INC.
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

FERRO CHINA HOLDINGS INC.
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

OHIO-MISSISSIPPI CORPORATION
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

[Signature Page to Ferro Corporation First Amendment]

CATAPHOTE CONTRACTING COMPANY
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

THE FERRO ENAMEL SUPPLY COMPANY
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

FERRO FAR EAST, INC.
By:	/s/ John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer
[Signature Page to Ferro Corporation First Amendment]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and a Lender
By:	/s/ Christian S. Brown
	Name:	Christian S. Brown
	Title:	Senior Vice President
[Signature Page to Ferro Corporation First Amendment]

Lender signature pages on file with Administrative Agent
[Signature Page to Ferro Corporation First Amendment]

SCHEDULE A
Cash Management Banks Providing Cash Management Services
PNC Bank
Citibank
RBS Citizens

SCHEDULE B
Credit Lines for Indebtedness of Foreign Subsidiaries in connection with local lines of credit: 7.2.2 (h)

Bank	Facility/Purpose	Ferro Entity	Amount

Citibank	Standby Letter of Credit	Ferro B.V.	€32,117

	Documentary Letters of Credit	Ferro Performance Materials (Suzhou)	$500,000

	Omnibus Line	Ferro Co. Ltd. (Thailand)	$419,175

	Omnibus Line	PT Ferro Mas Dinamika (Indonesia)	$1,500,000

	Standby Letter of Credit	Ferro Taiwan Ltd.	$250,000